Supplement to the
Multimedia Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Multimedia Portfolio has been removed.

BAM-SUM-17-02 1.9886530.101	December 29, 2017